                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 13, 2002
                        (Date of earliest event reported)


                              POTLATCH CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                       1-5313                  82-0156045
----------------------------     -------------------     ----------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)


    601 W. Riverside Avenue, Suite 1100, Spokane WA,            99201
    ------------------------------------------------       --------------
    (Address of principal executive offices)                 (Zip Code)

                                  509-835-1500
                                  ------------
                         (Registrant's telephone number,
                              including area code)

ITEM 2.  DISPOSITION OF ASSETS.
------------------------------

     On March 18, 2002, Potlatch Corporation announced that it had signed a definitive agreement for the sale of Potlatch's Cloquet, Minnesota, pulp and printing papers facilities and associated assets to a subsidiary of Sappi Limited. On May 13, 2002, Potlatch completed the sale to Sappi Cloquet LLC (formerly named Northern Holdings LLC), a wholly owned domestic subsidiary of Sappi Limited. In consideration for the assets, Northern Holdings paid Potlatch approximately $480 million in cash and assumed certain liabilities. The consideration paid to Potlatch was determined as a result of arms-length negotiations between the buyer and Potlatch.

     The Asset Purchase Agreement, dated as of March 18, 2002, between Potlatch Corporation, Sappi Limited and Northern Holdings LLC, now known as Sappi Cloquet LLC, filed as Exhibit 2 to Potlatch Corporation's Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2002, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not Applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Unaudited Pro Forma Condensed Consolidated Financial Statements

Potlatch Corporation and Consolidated Subsidiaries
Pro Forma Statement of Operations
Three Months Ended March 31, 2002
Unaudited (Dollars in thousands - except per-share amounts)

                                                                     Pro Forma    Pro Forma
                                                        Historical  Adjustments    Results
-------------------------------------------------------------------------------------------
Net sales                                               $ 321,451    $    --      $ 321,451
-------------------------------------------------------------------------------------------
Costs and expenses:
    Depreciation, amortization
       and cost of fee timber
       harvested                                           30,735         --         30,735
    Materials, labor and other
       operating expenses                                 276,588         --        276,588
    Selling, general and
       administrative expenses                             22,019         --         22,019
-------------------------------------------------------------------------------------------
                                                          329,342         --        329,342
-------------------------------------------------------------------------------------------
       Loss from operations                                (7,891)        --         (7,891)

Interest expense                                          (18,626)       2,366      (16,260)

Other income, net                                           1,592         --          1,592
-------------------------------------------------------------------------------------------
       Loss before taxes on income                        (24,925)       2,366      (22,559)

Provision (benefit) for
    taxes on income                                        (9,721)         923       (8,798)
-------------------------------------------------------------------------------------------
       Loss from continuing operations                    (15,204)       1,443      (13,761)

Discontinued operations:
    Loss from discontinued operations,
       net of tax benefit of $1,520                        (2,378)        --         (2,378)
    Loss on disposal of discontinued
       operations, net of tax benefit
       of $95,774                                        (149,799)        --       (149,799)
-------------------------------------------------------------------------------------------
Net loss                                                $(167,381)   $   1,443    $(165,938)
===========================================================================================
Net loss per common share from continuing operations:
    Basic                                               $    (.54)   $     .05    $    (.49)
    Diluted                                                  (.54)         .05         (.49)

Average shares outstanding (in thousands):
    Basic                                                  28,353                    28,353
    Diluted                                                28,353                    28,353
-------------------------------------------------------------------------------------------

Potlatch Corporation and Consolidated Subsidiaries
Pro Forma Statement of Operations
Year Ended December 31, 2001
Pro forma amounts unaudited
(Dollars in thousands - except per-share amounts)

                                                                        Pro Forma      Pro Forma
                                                         Historical    Adjustments      Results
-------------------------------------------------------------------------------------------------
Net sales                                               $ 1,751,996    $  (461,728)   $ 1,290,268
-------------------------------------------------------------------------------------------------
Costs and expenses:
    Depreciation, amortization
       and cost of fee timber
       harvested                                            169,388        (53,579)       115,809
    Materials, labor and other
       operating expenses                                 1,504,950       (406,073)     1,098,877
    Selling, general and
       administrative expenses                              125,148        (38,831)        86,317
    Restructuring and other charges                           2,750           --            2,750
-------------------------------------------------------------------------------------------------
                                                          1,802,236       (498,483)     1,303,753
-------------------------------------------------------------------------------------------------
       Loss from operations                                 (50,240)        36,755        (13,485)

Interest expense                                            (77,853)         6,018        (71,835)

Other expense, net                                           (2,145)           (76)        (2,221)
-------------------------------------------------------------------------------------------------
       Loss before taxes on income                         (130,238)        42,697        (87,541)

Provision (benefit) for
    taxes on income                                         (50,793)        16,652        (34,141)
-------------------------------------------------------------------------------------------------
Loss from continuing operations                             (79,445)        26,045        (53,400)

Discontinued operations:
    Loss from discontinued operations,
       net of tax benefit of $14,305                           --          (22,374)       (22,374)
    Loss on disposal of discontinued
       operations, net of tax benefit
       of $95,774                                              --         (149,799)      (149,799)
-------------------------------------------------------------------------------------------------
Net loss                                                $   (79,445)   $  (146,128)   $  (225,573)
=================================================================================================
Net loss per common share from continuing operations:
    Basic                                               $     (2.81)   $       .92    $     (1.89)
    Diluted                                                   (2.81)           .92          (1.89)

Average shares outstanding (in thousands):
    Basic                                                    28,282                        28,282
    Diluted                                                  28,282                        28,282
-------------------------------------------------------------------------------------------------

Potlatch Corporation and Consolidated Subsidiaries
Pro Forma Balance Sheet
March 31, 2002
Unaudited (Dollars in thousands - except per-share amounts)

                                                            Pro Forma        Pro Forma
                                           Historical      Adjustments        Results
--------------------------------------------------------------------------------------
Assets
Current assets:
    Cash and short-term investments        $    9,213       $ 266,500       $  275,713
    Receivables, net                          160,598               -          160,598
    Inventories                               117,860               -          117,860
    Prepaid expenses                           29,973               -           29,973
    Assets held for sale                      548,576        (509,867)          38,709
--------------------------------------------------------------------------------------
       Total current assets                   866,220        (243,367)         622,853
Land, other than timberlands                    8,681               -            8,681
Plant and equipment, at cost less
    accumulated depreciation                  799,059               -          799,059
Timber, timberlands and related
    logging facilities                        396,662               -          396,662
Other assets                                  113,501               -          113,501
--------------------------------------------------------------------------------------
                                           $2,184,123       $(243,367)      $1,940,756
======================================================================================

Liabilities and Stockholders' Equity
Current liabilities:
    Notes payable                          $   15,000       $ (15,000)      $        -
    Current installments
       on long-term debt                       32,606               -           32,606
    Accounts payable and
       accrued liabilities                    227,135               -          227,135
    Early maturing long-term debt             198,500        (198,500)               -
    Liabilities related to
       assets held for sale                    38,350         (29,867)           8,483
--------------------------------------------------------------------------------------
Total current liabilities                     511,591        (243,367)         268,224
Long-term debt                                818,536               -          818,536
Other long-term obligations                   196,739               -          196,739
Deferred taxes                                119,447               -          119,447
Stockholders' equity                          537,810               -          537,810
--------------------------------------------------------------------------------------
                                           $2,184,123       $(243,367)      $1,940,756
======================================================================================

Explanatory Notes
-----------------

     The pro forma operating statements presented herein reflect the results for Potlatch Corporation as historically reported, adjusted for the company's exit from the printing papers business as a result of the sale of a majority of the assets of the Printing Papers segment to a domestic subsidiary of Sappi Limited. Net sales, costs and expenses and the benefit for taxes on income have been adjusted to remove from continuing operations the period results for the Printing Papers segment. Also, interest expense related to debt required to be repaid as a result of the asset sale has been removed from the results for the periods presented, and taxes adjusted accordingly.

     The pro forma balance sheet presented reflects the financial position of Potlatch Corporation as of March 31, 2002, as historically reported, and as adjusted for the sale described in the previous paragraph and the repayment of debt as required by the company's credit agreement.

     (c)  Exhibits.
          --------

          The following exhibit is filed as part of this report:

          2.1 Asset Purchase Agreement dated as of March 18, 2002, between Potlatch Corporation, Sappi Limited and Northern Holdings LLC, now known as Sappi Cloquet LLC, filed as Exhibit 2 to Potlatch Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (incorporated herein by reference) (the Registrant agrees to furnish supplementally to the Commission upon request a copy of any omitted schedule).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 24, 2002




POTLATCH CORPORATION


By  /s/ Malcolm A. Ryerse
   -------------------------
        Malcolm A. Ryerse
            Secretary

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                          DESCRIPTION
----------                           -----------

2.1 Asset Purchase Agreement, dated as of March 18, 2002, between Potlatch Corporation, Sappi Limited and Northern Holdings LLC, now known as Sappi Limited LLC, filed as Exhibit 2 to Potlatch Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (incorporated herein by reference) (The Registrant agrees to furnish supplementally to the Commission upon request a copy of any omitted schedule).